UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549
FORM 8‑K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 15, 2009
TOR Minerals International, Inc. (Exact Name of Registrant as Specified in Its Charter) Delaware (State or Other Jurisdiction of Incorporation)
0-17321 (Commission File Number) 722 Burleson Street Corpus Christi, Texas (Address of Principal Executive Offices)	74-2081929 (IRS Employer Identification No.) 78402 (Zip Code)
(361) 883-5591 (Registrant's Telephone Number, Including Area Code) N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 3.01               Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

On September 18, 2009, TOR Minerals International, Inc. (the "Company") announced receipt of a Staff Deficiency Letter on September 15, 2009 from Nasdaq indicating that the Company fails to comply with the "Minimum Bid Price" requirement for continued listing set forth in Listing Rule 5550(a)(2) (the "Rule").

The Rule requires listed securities to maintain a minimum bid price of $1.00 per share.  Based upon the closing bid price for the last 30 consecutive business days through September 14, 2009, the Company no longer meets this requirement.  Consequently, a deficiency exists with regard to the Rule.  However, the Rules also provide the Company with a grace period of 180 calendar days, or until March 15, 2010, in which to regain compliance.

If at anytime during this grace period the bid price of the Company's security closes at $1.00 per share or more for a minimum of ten consecutive business days, Nasdaq will provide the Company written confirmation of compliance and this matter will be closed.

In the event the Company does not regain compliance with the Rule prior to the expiration of the grace period on March 15, 2010, it will receive written notification that its securities are subject to delisting.  At that time, the Company may appeal the delisting determination to a hearing's panel. Alternatively, the Company may be eligible for an additional grace period if it meets the initial listing standards, with the exception of bid price, for The Nasdaq Capital Market.  If it meets the initial listing criteria, Nasdaq will notify the Company that it has been granted an additional 180 calendar day compliance period.

A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

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ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell Company transaction Not applicable
(d)	Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-B:
	Exhibit Number	Description
	99.1	Press Release, dated September 18, 2009, announcing the Company's receipt of Nasdaq Staff Deficiency Letter related to Minimum Bid Price
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: September 18, 2009		/s/ BARBARA RUSSELL
Barbara Russell Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 18, 2009, announcing the Company's receipt of Nasdaq Staff Deficiency Letter related to Minimum Bid Price
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